Exhibit 10.8

SCHEDULE OF DIRECTORS/OFFICERS

Indemnification Agreements

        The Indemnification Agreement entered into by the Directors and/or Officers of Mestek, Inc. and certain Directors of Mestek’s wholly owned subsidiaries are identical in all respects, except for the name of the indemnified director or officer and the date of execution.

        Set forth below is the identity of each director and officer of Mestek, Inc. and the date upon which the above Indemnification Agreement was executed by the Director or Officer.

Director and/or Officer	Year of Execution

William J. Coad	1987
David M. Kelly	1996
Winston R. Hindle, Jr	1995
David W. Hunter	1987
John E. Reed	1987
Stewart B. Reed	1987
James A. Burk	1987
R. Bruce Dewey	1990
Jack E. Nelson	1996
William S. Rafferty	1990
Stephen M. Shea	1987
Kevin R. Hoben	1996
Stephen M. Schwaber	1997
Phil K. LaRosa	1997
Robert P. Kandel	1997
Richard E. Kessler	1997
Timothy P. Scanlan	1997
George F. King	2002
J. Nicholas Filler	2002
Edward J. Trainor	2002
Charles F. Kuoni III	2003
Ronald L. Duncan	2003